SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	August 7, 2003

COTTON STATES LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

GEORGIA	002-39729	58-0830929

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 PERIMETER CENTER PARKWAY, N.E., ATLANTA, GEORGIA (Address of principal executive offices)	30346 (Zip code)

Registrant’s telephone number, including area code	(404) 39l-8600

ITEM 7. Financial Statements, Proforma Financial Information and Exhibits

          (c) Exhibits

         99.1 Press Release issued August 6, 2003.

ITEM 9. Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Disclosures of Results of Operations and Financial Condition,” as directed by the Commission in Release No. 23-47583.

     On August 6, 2003, Cotton States Life Insurance Company (the “Company”) issued a press release containing information about the Company’s financial condition or results of operations for the three month and six month periods ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2003

COTTON STATES LIFE INSURANCE COMPANY

	BY:	/s/ J. Ridley Howard J. Ridley Howard, Chairman President and Chief Executive Officer

	BY:	/s/ William J. Barlow Vice President of Finance and Assistant Treasurer

Exhibit Index

Number	Descriptions

99.1	Press Release issued August 6, 2003